Annual Report
NEW ERA FUND
DECEMBER 31, 2002
T. ROWE PRICE(R)

REPORT HIGHLIGHTS
NEW ERA FUND

o The chief stock indexes declined for the third straight year amid concerns about the struggling economy, corporate accounting scandals, and rising geopolitical tensions. o New Era posted negative returns, outpacing the S&P 500 and its Lipper peer group for the year but modestly lagging the benchmarks for the six-month period.

o Our lighter exposure to energy and heavier weighting in metals helped performance for the year but hampered results over the most recent six months.

o The natural resources sector is already anticipating a cyclical recov-ery in earnings, but a prolonged global expansion should produce greater potential for these industries.

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

FELLOW SHAREHOLDERS
     Stocks posted their third consecutive negative year in 2002 as the economy struggled to establish some momentum and investors were shaken by a series of corporate governance and accounting scandals. Consumers remained the stalwart, though fading, pillar of the economy, while business spending was lackluster. After a rally in October and November, the market slipped as the year closed due to geopolitical concerns and global economic uncertainty. Commodity prices, led by crude oil and gold, rose significantly because of the threats posed by Iraq and North Korea and strikes in Venezuela that curtailed oil production. The turmoil dampened sentiment and further discouraged spending by both businesses and consumers.

PERFORMANCE COMPARISON

Periods Ended 12/31/02                    6 Months          12 Months
--------------------------------------------------------------------------------
New Era Fund                               -11.55%             -6.34%
.................................................................................
S&P 500 Stock Index                        -10.30             -22.10
.................................................................................
Lipper Natural
Resources Funds Index                      -10.15              -7.22
.................................................................................

     Your fund once again did well relative to the broad market in 2002, returning -6.34% versus -22.10% for the S&P 500 Stock Index. Because of energy's lackluster performance, the fund declined a bit more than the S&P 500 during the latest six months. New Era also outperformed its peers for the year due to our lesser emphasis on energy and greater weights in precious metals, real estate, and other diversifying assets. However, during the second half we slightly underperformed our competitors as our lower emphasis on energy service stocks and higher reliance on metals weighed on performance.

YEAR-END DISTRIBUTION
     On December 17, 2002, your Board of Directors declared an income dividend of $0.20 per share, payable on December 19. You should have received your check or confirmation reflecting this payment, as well as Form 1099-DIV summarizing this information for 2002 tax purposes.

ECONOMIC AND MARKET ENVIRONMENT
     Though there were quarterly variations in strength, the economy continued to grow in 2002. The improvement was narrow, however, carried largely on the backs of consumers, whose spending was bankrolled by the attractive environment for mortgage financing and encouraged by rising home equity values. The Federal Reserve kept interest rates low throughout the year, cutting its key federal funds rate to 1.25% from 1.75% in November to spur the sluggish economy. Nevertheless, business spending remained weak, and with the go-go style of the '90s discredited, the focus was on cost-cutting and the conservative stewardship of assets. While companies generally saw improving earnings as productivity rebounded, managements--consumed with matters of corporate governance and deleveraging balance sheets--chose to hold back on investment. The crises in Iraq and Venezuela lifted energy prices and, combined with the Korean problem, propelled gold prices to the highest level in nearly six years.

     Over the last three years, the equity markets have declined as earnings weakened due to the recession and also as a result of investors' reaction to an onslaught of worrisome business and geopolitical events. Concerns over the failed promises of the dot-com era, corporate malfeasance, the state of the economy, the threats of war with Iraq, and nuclear brinksmanship by North Korea have combined to squeeze valuations of common stocks. The economy is now showing signs of improvement, but the geopolitical threats continue to dampen the confidence of consumers and business leaders. While earnings have begun to grow again from depressed levels, investors remain risk-averse, keeping stocks range-bound. This malaise should lift as these concerns are resolved and confidence is restored in business ethics and the economic recovery.

     Higher prices for petroleum products have led to conservation, resulting in sluggish worldwide demand. But at the same time the lofty price of oil has encouraged production from new sources, particularly in the former Soviet Union. This has created a supply/demand imbalance that has strained OPEC's ability to control the market. Investors' concern that the fundamentals do not support the current price of oil--that there is a premium for the political turmoil in Venezuela and risk of war with Iraq resulted in less impressive performance by energy stocks than expected.

PORTFOLIO REVIEW
     For the year, all of the industries New Era invests in, with the exception of aluminum stocks, outperformed the broader market, with particularly outstanding results in precious metals stocks. NEWMONT MINING, a major unhedged gold producer with global breadth, was the fund's top contributor for the year. WHEATON RIVER MINERALS, a precious metals producer acquired in the first half of 2002, was one of the top contributors to second-half performance.

     During the last six months, however, most stocks of the larger oil producers and refiners underperformed in spite of rising energy prices. Many of these energy companies had to scale back their growth projections, suggesting that the industry is having problems reinvesting to produce good returns, even in this favorable environment. Investors were skeptical of inflated oil prices and anticipated a significant decline once the Iraqi situation is resolved. As a result, the major oil companies, particularly CHEVRONTEXACO, ROYAL DUTCH PETROLEUM, and EXXON MOBIL, were sizable detractors from performance for the year and second half.

     While skepticism held back the majors, the belief that lofty natural gas prices could be sustained propelled stocks of gas-oriented domestic producers higher. BURLINGTON RESOURCES, MURPHY OIL, WESTPORT RESOURCES, and XTO ENERGY were among the top contributors to fund results during the second half. While the fund did not lower its overall weighting in the group, we did take profits in certain producers on the strength of the rally. EL PASO CORPORATION continued to be a drag on the portfolio as regulatory rulings limited the company's financial flexibility.

The following table was depicted as a pie chart in the printed material.

INDUSTRIAL DIVERSIFICATION
Diversified Resources      8%
Forest Products            7%
Precious Metals            6%
Metals and Mining          8%
Building and Real Estate   5%
Reserves and Others        6%
Non-resources              4%
Energy                     56%

Based on net assets as of 12/31/02.

     In the first half of the year, we added to our coal holdings, ARCH COAL and MASSEY, on expectations that higher energy prices would benefit coal as well. The recent challenge to a restrictive court ruling led to improving performance from this group, especially in the last quarter. The fund rebuilt its forest products weighting with additions to BOWATER and PACKAGING CORP. OF AMERICA after having taken profits in the group earlier in the year. We also made further purchases in the fertilizer industry, adding to AGRIUM and POTASH CORP./SASKATCHEWAN. We initiated a position in Agrium during the first half of the year because we believe the agricultural industry is likely to rebound from its long-term difficulties. Agrium was our best contributor over the most recent six months and a top-10 contributor for the year. The only new addition to the portfolio was NABORS INDUSTRIES, a major factor in the land drilling market and beneficiary of high natural gas prices.

OUTLOOK
     Considerable monetary stimulus is already being applied by the Fed, and the Bush administration is focused on cutting taxes to further boost the sluggish economy, though higher state and local taxes will offset this benefit to some degree. Business investment is likely to lag until there is clarity on Iraq and the administration's stimulus package, posing intermittent concerns about the risk of deflation. Due to the fiscal and monetary constraints of the European Union, recovery in Europe is likely to lag and be muted.

     However, once some resolution of the Iraqi issue is achieved and a stimulus package is in place, steady and consistent economic growth is likely to emerge. The need to finance federal and state budget deficits could exert upward pressure on interest rates, and given the stimulus being applied, there is potential for accelerating inflation after the global economy gets rolling. The natural resources sector is already anticipating a cyclical recovery in earnings, but a prolonged global expansion should produce greater potential for these industries.

Respectfully submitted,

/s/

Charles M. Ober

President and chairman of the Investment  Advisory Committee
January  20,  2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/02
--------------------------------------------------------------------------------
Exxon Mobil                                                                 4.1%
Wal-Mart                                                                    4.1
Royal Dutch Petroleum                                                       2.8
Schlumberger                                                                2.6
Ocean Energy                                                                2.5
.................................................................................
TotalFinaElf                                                                2.5
Murphy Oil                                                                  2.3
Baker Hughes                                                                2.3
Phelps Dodge                                                                2.3
ChevronTexaco                                                               2.2
.................................................................................
Newmont Mining                                                              2.2
BP                                                                          2.0
BJ Services                                                                 1.9
Amerada Hess                                                                1.9
Marathon Oil                                                                1.8
.................................................................................
Devon Energy                                                                1.8
Smith International                                                         1.7
Agrium                                                                      1.7
Burlington Resources                                                        1.7
Cooper Cameron                                                              1.6
.................................................................................
Rio Tinto                                                                   1.6
Inco                                                                        1.6
Potash Corp./Saskatchewan                                                   1.5
Anadarko Petroleum                                                          1.5
EOG Resources                                                               1.4
.................................................................................
Total                                                                      53.6%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE NEWERA FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/02

TEN LARGEST PURCHASES                   TEN LARGEST SALES
--------------------------------------------------------------------------------
Amerada Hess                            Diamond Offshore Drilling
Bowater                                 Anadarko Petroleum
Schlumberger                            Transocean
Packaging Corp. of America              3M **
Noble Drilling                          Halliburton
Agrium                                  Norsk Hydro **
Dow Chemical                            Noble Affiliates
Potash Corp./Saskatchewan               Devon Energy
Westport Resources                      Smurfit-Stone Container
Premcor                                 Bougainville Copper

** Position eliminated

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following table was depicted as a graph in the printed material.

               S&P 500 Index     Lipper Natural      New Era Fund
12/31/1992        10000              10000               10000
12/31/1993        11007.9            11967.6             11533.2
12/31/1994        11153.3            11621.5             12129.7
12/31/1995        15344.5            14403.8             14648.2
12/31/1996        18867.7            18562.7             18200
12/31/1997        25162.7            21298.6             20195.4
12/31/1998        32353.8            16374.5             8200.3
12/31/1999        39161.6            21863.2             22063
12/31/2000        35594.9            28252.8             26556.3
12/31/2001        31364.1            24697.5             25400.3
12/31/2002        24432.4            22913.4             23790.5


AVERAGE ANNUAL COMPOUND TOTAL RETURN
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/02                  1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
New Era Fund                            -6.34%      2.54%      3.33%       9.05%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
                                  For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
                                                                            Year
                                                                           Ended
                                12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
NET ASSET VALUE
Beginning of period             $ 22.24   $ 24.30   $ 21.80   $ 19.78   $ 25.95
Investment activities

  Net investment income (loss)     0.23      0.27      0.31      0.30      0.37
  Net realized and
  unrealized gain (loss)          (1.64)    (1.38)      3.99      3.84    (2.97)

  Total from
  investment activities           (1.41)    (1.11)      4.30      4.14    (2.60)

Distributions
  Net investment income           (0.20)    (0.27)    (0.29)    (0.30)    (0.40)
  Net realized gain                    -    (0.68)    (1.51)    (1.82)    (3.17)

  Total distributions             (0.20)    (0.95)    (1.80)    (2.12)    (3.57)

NET ASSET VALUE

End of period                   $ 20.63   $ 22.24   $ 24.30   $ 21.80   $ 19.78

RATIOS/SUPPLEMENTAL DATA
TOTAL RETURN^                    (6.34)%   (4.35)%    20.37%    21.22%   (9.88)%

Ratio of total expenses to
average net assets                 0.72%     0.72%     0.72%     0.74%     0.75%

Ratio of net investment
income (loss) to average net
assets                             1.03%     1.11%     1.29%     1.29%     1.27%

Portfolio turnover rate            11.5%     17.9%     28.5%     32.5%     23.1%
Net assets, end of period
(in millions)                    $   985  $  1,070  $  1,195  $  1,082  $    999

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
                                                               December 31, 2002

STATEMENT OF NET ASSETS                         Shares/Par                 Value
                                                                    In thousands
COMMON STOCKS AND WARRANTS  97.7%

NATURAL RESOURCE-RELATED  93.6%
BUILDING & Real Estate  5.3%
AMB Property, REIT                                 250,000           $     6,840
Archstone-Smith Trust, REIT                        259,000                 6,097
Boston Properties, REIT                            120,000                 4,423
Camden Property Trust, REIT                        178,100                 5,877
Catellus Development *                             310,000                 6,154
Cousins Properties, REIT                           176,000                 4,347
Equity Office Properties, REIT                      88,441                 2,209
Rouse, REIT                                        320,000                10,144
Simon Property Group, REIT                         186,400                 6,351
                                                                          52,442
CHEMICALS  4.1%
Dow Chemical                                       470,000                13,959
DuPont                                             215,076                 9,119
Great Lakes Chemical                               383,000                 9,146
Hercules *                                         400,000                 3,520
Pall                                               300,000                 5,004
                                                                          40,748
DIVERSIFIED METALS  4.2%
Alcoa                                              431,600                 9,832
Allegheny Technologies                             492,000                 3,065
Companhia Vale do Rio Doce ADR
  (1 ADR represents 1 common stock)                 24,480                   708
Companhia Vale do Rio Doce ADR
  (1 ADR represents 1 preferred A share)           160,000                 4,400
Corus (GBP) *                                   10,100,000                 4,430
Nucor                                               72,000                 2,973
Rio Tinto (GBP)                                    800,000                15,966
                                                                          41,374

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

                                                Shares/Par                 Value
                                                                    In thousands
DIVERSIFIED RESOURCES  8.4%
Agrium                                           1,475,000           $    16,682
Arch Coal                                          570,000                12,306
Burlington Northern Santa Fe                       200,000                 5,202
Cleveland-Cliffs *                                 280,000                 5,558
Delta Pine & Land                                  400,000                 8,164
Massey                                             411,000                 3,995
Peabody Energy                                     150,000                 4,385
Penn Virginia                                      170,000                 6,179
Potash Corp./Saskatchewan                          230,000                14,626
Waste Management                                   250,000                 5,730
                                                                          82,827

ENERGY SERVICES  17.2%
Baker Hughes                                       716,000                23,048
BJ Services *                                      588,400                19,011
Cooper Cameron *                                   321,800                16,032
Diamond Offshore Drilling                          280,300                 6,125
FMC Technologies *                                 245,000                 5,005
GlobalSantaFe                                      160,000                 3,891
Halliburton                                        150,000                 2,807
Helmerich & Payne                                   40,000                 1,116
Hydril *                                           510,100                12,023
Key Energy Services *                              500,000                 4,485
Nabors Industries *                                150,000                 5,291
Noble Drilling *                                   160,000                 5,624
Schlumberger                                       603,000                25,380
Smith International *                              522,000                17,028
Technip-Coflexip ADR                                97,632                 1,739
Tidewater                                          265,000                 8,241
Transocean                                         100,000                 2,320
W-H Energy Services *                              683,500                 9,972
                                                                         169,138

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

                                                Shares/Par                 Value
                                                                    In thousands
FOREST PRODUCTS  6.4%
Bowater                                            279,000           $    11,704
International Paper                                205,000                 7,169
Kimberly-Clark                                     130,000                 6,171
MeadWestvaco                                       150,000                 3,707
Packaging Corp of America *                        737,800                13,457
Potlatch                                           300,000                 7,164
Smurfit-Stone Container *                          364,465                 5,609
Temple-Inland                                       60,000                 2,689
Weyerhaeuser                                       110,000                 5,413
                                                                          63,083

GAS TRANSMISSION & DISTRIBUTION  0.6%
El Paso Corporation                                850,000                 5,916
                                                                           5,916

INTEGRATED PETROLEUM-DOMESTIC  9.6%
Amerada Hess                                       340,000                18,717
ConocoPhillips                                     187,080                 9,053
Kerr-McGee                                         170,000                 7,531
Marathon Oil                                       840,000                17,884
Murphy Oil                                         540,000                23,139
Occidental Petroleum                               200,000                 5,690
Unocal                                             402,300                12,302
                                                                          94,316

INTEGRATED PETROLEUM-INTERNATIONAL  14.0%
BP ADR                                             494,800                20,114
ChevronTexaco                                      325,500                21,639
Exxon Mobil                                      1,160,000                40,530
Petroleo Brasileiro (Petrobras) ADR                270,000                 4,034
Royal Dutch Petroleum                              618,400                27,222
TotalFinaElf ADR                                   346,148                24,750
                                                                         138,289

MISCELLANEOUS  0.5%
Ryder System                                       220,000                 4,937
                                                                           4,937

T. ROWE PRICE NEW ERA FUND
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                                                Shares/Par                 Value
                                                                    In thousands
NON-FERROUS METALS  3.7%
Bougainville Copper (AUD)                        1,896,756           $       138
Inco *                                             654,000                13,878
Phelps Dodge *                                     702,300                22,228
                                                                          36,244

PETROLEUM EXPLORATION & PRODUCTION  13.6%
Anadarko Petroleum                                 300,000                14,370
BG Group (GBP)                                   2,300,000                 9,921
Burlington Resources                               385,000                16,420
Canadian Natural Resources                         140,000                 4,154
Devon Energy                                       380,000                17,442
Encore Aquisition *                                384,100                 7,075
EOG Resources                                      350,000                13,972
Forest Oil *                                        65,000                 1,797
Newfield Exploration *                             100,000                 3,605
Nexen                                              200,000                 4,334
Noble Affiliates                                    70,000                 2,629
Ocean Energy                                     1,247,800                24,919
Pioneer Natural Resources *                        100,000                 2,525
Westport Resources *                               260,000                 5,408
XTO Energy                                         200,000                 4,940
                                                                         133,511

PRECIOUS METALS  5.5%
Barrick Gold                                       802,033                12,359
Lihir Gold (AUD) *                               4,628,000                 3,750
Newmont Mining                                     741,509                21,526
Placer Dome                                        956,950                11,005
Wheaton River Minerals (CAD) *                   5,020,000                 4,672
Wheaton River Minerals, Warrants,                2,510,000                 1,049
  5/30/07 (CAD)
                                                                         54,361

REFINING & MARKETING  0.5%
Premcor *                                          220,000                 4,891
                                                                           4,891

Total Natural Resource-Related                                           922,077

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

                                                Shares/Par                 Value
                                                                    In thousands
CONSUMER & SERVICE  4.1%
MERCHANDISING  4.1%
Wal-Mart                                           790,000           $    39,903
Total Consumer & Service                                                  39,903
Total Other Miscellaneous Common Stocks  0.0%                                380
Total Common Stocks and Warrants                                         962,360
  (Cost  $722,553)

CONVERTIBLE PREFERRED STOCKS  0.0%
Western Water, Series C *U                           2,259                    24
Total Convertible Preferred Stocks                                            24
  (Cost  $2,000)

CONVERTIBLE BONDS  0.2%
Inco, 5.75%, 7/1/04                              2,000,000                 2,025
Total Convertible Bonds (Cost  $1,932)                                     2,025

CORPORATE BONDS  0.3%
Potlatch, Sr. Sub. Notes, 10.00%, 7/15/11        2,700,000                 2,957
Total Corporate Bonds (Cost  $2,700)                                       2,957

SHORT-TERM INVESTMENTS  1.7%
MONEY MARKET FUNDS  1.7%
T. Rowe Price Reserve Investment
Fund, 1.53% #                                   16,749,329                16,749
Total Short-Term Investments (Cost  $16,749)                              16,749

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

                                                                           Value
                                                                    In thousands
TOTAL INVESTMENTS IN SECURITIES

99.9% of Net Assets (Cost $745,934)                                  $   984,115

Other Assets Less Liabilities                                                650

NET ASSETS                                                           $   984,765
NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                           $     1,312
Undistributed net realized gain (loss)                                   (1,405)
Net unrealized gain (loss)                                               238,181
Paid-in-capital applicable to 47,734,249 shares
  of $1.00 par value capital stock outstanding;
  200,000,000 shares authorized                                          746,677

NET ASSETS                                                           $   984,765

NET ASSET VALUE PER SHARE                                            $     20.63

#    Seven-day yield
*    Non-income producing
U    Security valued by the Fund's Board of Directors
ADR  American  Depository Receipts
AUD  Australian dollar
CAD  Canadian dollar
GBP  British pound
REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
In thousands
                                                                            Year
                                                                           Ended
                                                                        12/31/02
INVESTMENT INCOME (LOSS)
Income
  Dividend                                                           $    17,304
  Interest                                                                 1,052
  Total income                                                            18,356
Expenses
  Investment management                                                    6,008
  Shareholder servicing                                                    1,265
  Custody and accounting                                                     134
  Prospectus and shareholder reports                                          79
  Registration                                                                33
  Proxy and annual meeting                                                    23
  Legal and audit                                                             21
  Directors                                                                   11
  Miscellaneous                                                                8
  Total expenses                                                           7,582
  Expenses paid indirectly                                                  (21)
  Net expenses                                                             7,561
Net investment income (loss)                                              10,795

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
  Securities                                                               4,996
  Foreign currency transactions                                                4
  Net realized gain (loss)                                                 5,000
Change in net unrealized gain (loss)
  Securities                                                            (85,033)
  Other assets and liabilities
  denominated in foreign currencies                                            1
  Change in net unrealized gain (loss)                                  (85,032)
Net realized and unrealized gain (loss)                                 (80,032)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $  (69,237)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
In thousands

                                                               Year
                                                              Ended
                                                            2/31/02     12/31/01
Increase (Decrease) in Net Assets
Operations

  Net investment income (loss)                           $   10,795  $    12,472
  Net realized gain (loss)                                    5,000       14,434
  Change in net unrealized gain (loss)                     (85,032)     (80,517)
  Increase (decrease) in net assets from operations        (69,237)     (53,611)
Distributions to shareholders
  Net investment income                                     (9,483)     (12,552)
  Net realized gain                                               -     (31,598)
  Decrease in net assets from distributions                 (9,483)     (44,150)
Capital share transactions *
  Shares sold                                               148,715      151,146
  Distributions reinvested                                    8,330       39,074
  Shares redeemed                                         (163,797)    (216,822)
  Increase (decrease) in net assets from capital
  share transactions                                        (6,752)     (26,602)

NET ASSETS
Increase (decrease) during period                          (85,472)    (124,363)
Beginning of period                                       1,070,237    1,194,600
END OF PERIOD                                            $  984,765  $ 1,070,237

*Share information
  Shares sold                                                 6,726        6,338
  Distributions reinvested                                      405        1,854
  Shares redeemed                                           (7,521)      (9,229)
  Increase (decrease) in shares outstanding                   (390)      (1,037)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
                                                               December 31, 2002
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
     T. Rowe Price New Era Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company and commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected non-resource growth companies.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local
     currency,   which  approximates  fair  value  when  combined  with  accrued interest.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

     CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for financial reporting purposes.

     EXPENSES PAID INDIRECTLY Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $20,000 and $1,000, respectively, for the year ended December 31, 2002.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS
     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
     securities, aggregated $122,392,000 and $117,810,000, respectively, for the year ended December 31, 2002.

NOTE 3 - FEDERAL INCOME TAXES
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

     may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     Distributions during the year ended December 31, 2002 totaled $9,483,000 and were characterized as ordinary income for tax purposes. At December 31, 2002, the tax-basis components of net assets were as follows:

     Unrealized appreciation                                      $  302,530,000
     Unrealized depreciation                                        (66,290,000)
     Net unrealized appreciation (depreciation)                      236,240,000
     Undistributed ordinary income                                     1,848,000
     Paid-in capital                                                 746,677,000
     Net assets                                                   $  984,765,000

     Federal income tax regulations require the fund to treat the gain/loss on passive foreign investment companies as realized on the last day of the tax year; accordingly, $1,941,000 of unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of December 31, 2002.

     For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Reclassification to paid-in-capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

     Undistributed net realized gain                              $  (1,444,000)
     Paid-in capital                                                   1,444,000

     At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $747,875,000.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $479,000.

     In  addition,  the fund has  entered  into  service  agreements  with Price
     Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $901,000 for the year ended December 31, 2002, of which $88,000 was payable at period end.

     The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it andin proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of
     T. Rowe Price Spectrum International, T. Rowe Price International. For the year ended December 31, 2002, the fund was allocated $122,000 of Spectrum expenses, of which $92,000 related to services provided by Price and $8,000

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

     was payable at period-end. At December 31, 2002, approximately 4.6% of the outstanding shares of the fund were held by Spectrum. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $625,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE NEW ERA FUND
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF T. ROWE PRICE
NEW ERA FUND, INC.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Era Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with custodians, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 2003

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/02

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

     o    $1,408,000 from short-term capital gains,

     o $36,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $9,883,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
     Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (OT. Rowe PriceO); OinsideO directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


INDEPENDENT DIRECTORS

NAME
(DATE OF BIRTH)               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
YEAR ELECTED*                 AND DIRECTORSHIPS OF OTHER PUBLIC COMPANIES

Anthony W. Deering            Director, Chairman of the Board, President, and
(1/28/45)                     Chief Executive Officer, The Rouse Company,
2001                          real estate developers

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC,
(1/27/43)                     an acquisition and management advisory firm
1994

David K. Fagin                Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                      Golden Star Resources Ltd., and Canyon Resources
1988                          Corp. (5/00 to present); Chairman and President,
                              Nye Corp.

F. Pierce Linaweaver          President,F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                     consulting environmental and civil engineers
2001


Hanne M. Merriman             Retail Business Consultant; Director, Ann Taylor
(11/16/41)                    Stores Corp., Ameren Corp., Finlay Enterprises,
1994                          Inc., The Rouse Company, and US Airways Group,Inc.

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(10/21/46)                    real estate investment company; Senior Advisor
2001                          and Partner, Blackstone Real Estate Advisors,
                              L.P.; Director, AMLI Residential Properties Trust,
                              Host Marriott Corp., and The Rouse Company

Hubert D. Vos                 Owner/President, Stonington Capital Corp.,
(8/2/33)                      a private investment company
1979

Paul M. Wythes                Founding  Partner,   Sutter  Hill  Ventures,
(6/23/33)                     a venture capital limited partnership, providing
1994                          equity  capital  to  young  high-technology
                              companies throughout the United States; Director, Teltone Corp.

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

INSIDE DIRECTORS
NAME
(DATE OF BIRTH)
YEAR ELECTED* [NUMBER OF
T. ROWE PRICE PORTFOLIOS      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
OVERSEEN]                     DIRECTORSHIPS OF OTHER PUBLIC COMPANIES

James A.C. Kennedy            Director and Vice President, T. Rowe Price and
(8/15/53)                     T. Rowe Price Group, Inc.
1997
[37]

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(6/25/43)                     Chairman of the Board, Director, and Vice
1994                          President, T. Rowe Price Group, Inc.; Chairman
[105]                         of the Board and Director, T. Rowe Price Global
                              Asset Management Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc., and T. Rowe Price Global Investment
                              Services Limited; Chairman of the Board,
                              New Era Fund

M. David Testa                Chief Investment Officer, Director, and Vice
(4/22/44)                     President, T. Rowe Price; Vice Chairman of the
1997                          Board, Chief Investment Officer, Director, and
[105]                         Vice President, T. Rowe Price Group, Inc.;
                              Director, T. Rowe Price Global Asset Management
                              Limited, T. Rowe Price Global Investment Services
                              Limited, and T. Rowe Price International, Inc.;
                              Director and Vice President, T. Rowe Price
                              Trust Company

* Each inside director serves until the election of a successor.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

OFFICERS

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED            PRINCIPAL OCCUPATION(S)

Joseph A. Carrier (12/30/60)        Vice President, T. Rowe Price,
Treasurer, New Era Fund             T. Rowe Price Group, Inc., and T. Rowe Price
                                    Investment Services, Inc.

Henry H. Hopkins (12/23/42)         Director and Vice President, T. Rowe Price
Vice President, New Era Fund        Group, Inc., T. Rowe Price Investment
                                    Services, Inc., T. Rowe Price Services,Inc., and T. Rowe Price Trust Company; Vice
                                    President, T. Rowe Price, T. Rowe Price
                                    International, Inc., and T. Rowe Price
                                    Retirement Plan Services, Inc.

Lewis Johnson (9/20/69)             Vice President, T. Rowe Price
Vice President, New Era Fund

J. Jeffrey Lang (1/10/62)           Vice President, T. Rowe Price and T. Rowe
Vice President, New Era Fund        Price Trust Company

David M. Lee (11/13/62)             Vice President, T. Rowe Price and T. Rowe
Vice President, New Era Fund        Price Group, Inc.

John D. Linehan (1/21/65)           Vice President, T. Rowe Price, T. Rowe Price
Vice President, New Era Fund        Group, Inc., and T. Rowe Price
                                    International, Inc.

Patricia B. Lippert (1/12/53)       Assistant Vice President, T. Rowe Price and
Secretary, New Era Fund             T. Rowe Price Investment Services, Inc.

David S. Middleton (1/18/56)        Vice President, T. Rowe Price, T. Rowe Price
Controller, New Era Fund            Group, Inc., and T. Rowe Price Trust
                                    Company

Charles M. Ober (4/20/50)           Vice President, T. Rowe Price and
President, New Era Fund             T. Rowe Price Group, Inc.

Timothy E. Parker (11/9/74)         Employee, T. Rowe Price; formerly Investment
Vice President, New Era Fund        Banking Analyst, Robert W. Baird & Co., Inc.
                                    (to 1999); Student, Darden Graduate School,
                                    University of Virginia (to 2001)

J. David Wagner (2/25/74)           Vice President, T. Rowe Price
Vice President, New Era Fund

David J. Wallack (7/2/60)           Vice President, T. Rowe Price and T. Rowe
Vice President, New Era Fund        Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
.................................................................................

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES
     BY PHONE 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     IN PERSON.  Available  in T. Rowe Price  Investor  Centers.  Please  call a
     service   representative   at   1-800-225-5132   or   visit   the   Web  at
     www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES
     AUTOMATED  24-HOUR  SERVICES INCLUDING  TELE*ACCESS(R) and  Account  Access
     through   the  T.   Rowe   Price  Web  site  on  the   Internet.   Address:
     www.troweprice.com.

     AUTOMATIC INVESTING. From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL. Scheduled, automatic redemptions.

     IRA REBALANCING. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *
     INDIVIDUAL INVESTMENTS. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENTINFORMATION
     CONSOLIDATED STATEMENT. Overview of all of your accounts.

     SHAREHOLDER REPORTS. Manager reviews of their strategies and results.

     T. ROWE PRICE REPORT. Quarterly investment newsletter.

     PERFORMANCE UPDATE. Quarterly review of all T. Rowe Price fund results.

     INSIGHTS. Educational reports on investment strategies and markets.

     INVESTMENT GUIDES. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
.................................................................................

T. ROWE PRICE RETIREMENT SERVICES
     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

     PLANNING TOOLS AND SERVICES
     T. Rowe Price(R) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     RETIREMENT INCOME CALCULATOR. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     ROLLOVER INVESTMENT SERVICE* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA REBALANCING SERVICE. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     QUALITY INFORMATION. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

     INVESTMENT VEHICLES
     INDIVIDUAL  RETIREMENT  ACCOUNTS  (IRAS)
     NO-LOAD VARIABLE ANNUITIES
     SMALL BUSINESS RETIREMENT PLANS

*Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE MUTUAL FUNDS
.................................................................................

STOCK FUNDS                 BLENDED ASSET FUNDS       MONEYMARKET FUNDS
DOMESTIC                      (CONTINUED)             TAXABLE
Blue Chip Growth*           Retirement 2020           Prime Reserve
Capital Appreciation        Retirement 2030           Summit Cash Reserves
Capital Opportunity         Retirement 2040           U.S. Treasury Money
Developing Technologies     Retirement Income         TAX-FREE
Diversified Small-Cap       Tax-Efficient Balanced    California Tax-Free Money
  Growth                                              Maryland Tax-Free Money
Dividend Growth             BOND FUNDS                New York Tax-Free Money
Equity Income*              DOMESTIC TAXABLE          Summit Municipal Money
Equity Index 500            Corporate Income             Market
Extended Equity Market      GNMA                      Tax-Exempt Money
  Index                     High Yield*
Financial Services          Inflation Protected Bond  INTERNATIONAL/
Growth & Income             New Income*               GLOBAL FUNDS
Growth Stock*               Short-Term Bond           STOCK
Health Sciences             Spectrum Income           Emerging Europe &
Media & Telecommunications  Summit GNMA                  Mediterranean
Mid-Cap Growth*             U.S. Bond Index           Emerging Markets Stock
Mid-Cap Value*              U.S. Treasury             European Stock
New America Growth            Intermediate            Global Stock
New Era                     U.S. Treasury Long-Term   Global Technology
New Horizons                DOMESTIC TAX-FREE         International Discovery
Real Estate                 California Tax-Free Bond  International Equity Index
Science & Technology*       Florida Intermediate      International Growth
Small-Cap Stock*              Tax-Free                   & Income*
Small-Cap Value*            Georgia Tax-Free Bond     International Stock*
Spectrum Growth             Maryland Short-Term       Japan
Tax-Efficient Growth          Tax-Free Bond           Latin America
Tax-Efficient Multi-Cap     Maryland Tax-Free Bond    New Asia
  Growth                    New Jersey Tax-Free Bond  Spectrum International
Total Equity Market Index   New York Tax-Free Bond    BOND
Value*                      Summit Municipal Income   Emerging Markets Bond
                            Summit Municipal          International Bond*
BLENDED ASSET FUNDS           Intermediate
Balanced                    Tax-Free High Yield
Personal Strategy Balanced  Tax-Free Income*
Personal Strategy Growth    Tax-Free Intermediate
Personal Strategy Income      Bond
Retirement 2010             Tax-Free Short
                             -Intermediate
                            Virginia Tax-Free Bond


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+    Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
     including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202
29145                                                          F41-050  12/31/02